Crescent Financial Bancshares, Inc. Holding Company for VantageSouth Bank Investor Presentation February 2013 Filed by Crescent Financial Bancshares, Inc. Pursuant to Rule 425 under the Securities Act of 1933, as amended Subject Company: ECB Bancorp, Inc. Crescent Financial’s Registration Statement No. 333-185118

Forward looking statements

Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific, acquisitions, activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K, its Registration Statement on Form S-4, as on January 31, 2013, amended and filed, and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company's customers, actions of government regulators, the level of market interest rates, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). In addition, in connection with the Company's completed and pending acquisitions, the Company may (i) incur greater than expected costs or difficulties related to the integration of acquired companies, (ii) not realize the expected cost savings or synergies, and/or (iii) experience deposit attrition, customer or revenue loss with respect to an acquired company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to, and does not intend to, update any forward-looking statements.

Important Information about this Presentation

This presentation includes certain unaudited pro forma information giving effect to Crescent Financial Bancshares, Inc.'s acquisition of VantageSouth Bank and pending acquisition of ECB Bancorp. The pro forma information included herein is intended to be illustrative only and not necessarily indicative of the financial results of Crescent following the closing. Piedmont Community Bank Holdings, Inc. owns 90% of Crescent Financial Bancshares, Inc. and VantageSouth Bank. VantageSouth Bank is a wholly owned subsidiary of Crescent Financial Bancshares. Crescent Financial conducts business under the name VantageSouth. Crescent's acquisition of ECB Bancorp is expected to close in the first half of 2013. All historical financial information combines Crescent Financial, VantageSouth and Community Bank of Rowan results.

CRESCENT Financial Bancshares, Inc.
2
VantageSouth Bank

Creating an enduring community banking franchise

- We are building a highly-profitable, $5+ billion franchise with:

Superior Markets:

- I-85 corridor is one of the fastest-growing regions in the US, enabling a strong organic growth profile

Superior Positioning:

- **Access to capital:** Supported by leading institutional investors
- **People:** Management has integrated 25 banks in over 30 years of experience
- **Specialized revenue drivers:** Delivering strong revenue mix through SBA, mortgage, builder finance

Superior Operators:

- **Rigorous risk management:** Enterprise risk management approach with extensive Board involvement
- **Process:** Roll-up strategy allows for implementation of best practices
- **Technology:** Outsourced environment allows rapid upgrades, integration and scalability
- **Talent:** Attracting, developing and retaining exceptional talent as employer of choice in our markets



ECB Bancorp Inc.
US Branches: Current
VantageSouth Bank
US Branches: Current

	Stand-Alone	Pro Forma*
Headquarters:	Raleigh, NC	Raleigh, NC
Ticker (NASDAQ):	CRFN	CRFN
Market Capitalization:	$157mm	$203mm
Assets:	$1.1bn	$2.0bn
Gross Loans:	$780mm	$1.3bn
Deposits:	$873mm	$1.6bn
Tangible Common Equity:	$121mm	$163mm
Tier 1 Leverage Ratio:	11.5%	8.3%
Classified Asset Ratio:	34.6%	43.1%
Total Branches:	20	45

Source: SNL Financial and Company data; financial data as of 12/31/12, market data as of 2/26/13
* Pro forma for pending acquisition of ECB Bancorp

CRESCENT Financial Bancshares, Inc.
3
VantageSouth Bank

Investment highlights 4 ▪ Deep senior management team with extensive local experience • Average experience of more than 25 years • Long-term relationships and experience in key markets • Proven ability to execute organic, acquisition and strategic growth initiatives at both CRFN and prior institutions ▪ Proven ability to price acquisition opportunities accurately and to integrate acquisitions effectively • Acquired 3 banks since 2010, with merger with ECB Bancorp, Inc. pending • Substantially reduced classified asset ratio in acquired companies • Significantly improved key performance metrics including cost of deposits, NIM, efficiency ratio, capital and ROAA ▪ Significant organic growth opportunities across a balanced geographic footprint generated strong Q4 results • Growing core deposit franchise with focus on low-cost deposits and significant market share in several markets • Strong presence, with no legacy asset issues, in high-growth markets enabling strong generation of high-quality earning assets • Significant growth in SBA and mortgage business lending with opportunity to continue to expand these fee generating business lines • Pending ECB acquisition will create the largest community bank in Eastern NC and strengthen the core funding base ▪ Conservative balance sheet construction ▪ Large group of potential acquisition targets • More than60banks of target size in desired markets ▪ Direct and indirect insider ownership and strong shareholder returns • Direct and indirect ownership of approximately 50% pro forma following the pending ECB acquisition • CRFN stock has outperformed all indices since January 1, 2011

Deep management team with extensive local experience 5 ▪ Total industry experience of 127 years and average experience over 25 years ▪ Long-term relationships and experience in current markets as well as prospective markets ▪ Proven ability to execute organic and strategic growth initiatives at both CRFN and previous institutions • Grew RBC Centura from $2 billion in assets to $30 billion assets through organic growth and by executing and integrating over 25 mergers and acquisitions Years Prior Experience Name Title Experience Employer Position Scott Custer Chief Executive Officer 31 RBC Bank Chief Executive Officer RBC Centura President Adam Abram Chairman of the Board 30 Franklin Holdings Chairman James River Group Chief Executive Officer Lee Roberts Chief Operating Officer 19 Morgan Stanley Executive Director Chief Risk Officer Steve Jones Bank President 19 RBC Bank President - Carolinas Terry Earley Chief Financial Officer 30 RBC Bank Chief Financial Officer Chief Operating Officer

Experienced, diligent and effective acquiror

Proven Track Record

We have integrated three community banks

- Acquired control of VantageSouth, Rowan, and Crescent and consolidated into one bank
- Strengthened capital, reduced problem assets and enhanced earnings → improved regulatory standing of VantageSouth, Rowan and Crescent

We immediately improve capital ratios

Tier 1 Leverage Ratio	Pre-Acquisition	Post-Acquisition*
VantageSouth	6.29%	9.89%
Community Bank of Rowan	6.83%	9.72%
Crescent Financial	7.11%	11.49%

We quickly address classified assets through dispositions, charge-offs, and restructurings

Classified Asset Ratio	Pre-Acquisition	Post-Acquisition*
VantageSouth	145.0%	34.2%
Community Bank of Rowan	87.1%	39.9%
Crescent Financial	89.3%	34.6%

We put earnings on a path to sustainable growth

Return on Avg. Assets	Pre-Acquisition	Post-Acquisition*
VantageSouth	(1.61%)	1.95%
Community Bank of Rowan	(0.78%)	0.90%
Crescent Financial	(1.10%)	0.79%

Source: SNL Financial and Company data
* Crescent Financial as of or for the three months ended 12/31/12; VantageSouth as of or for the three months ended 9/30/12, prior to merger with Crescent Financial; Community Bank of Rowan as of or for the three months ended 12/31/11 prior to merger with VantageSouth

Disciplined Acquisition Pricing

Target	Announce Date	Price / TBV(1)	Price / Adj. TBV(2)
VantageSouth Bank	06/10/09	0.75x	1.03x
Community Bank of Rowan	11/19/10	0.98x	1.26x
Crescent Financial Bancshares, Inc.	02/23/11	0.91x	1.28x
ECB Bancorp, Inc.	09/25/12	0.71x(3)	1.00x(3)
Our Average		**0.84x**	**1.14x**
Comparable Deals Average(4)		**1.28x**	**1.85x**

(1) Calculated as the price / stated tangible book value in the quarter immediately prior to transaction closing
(2) Calculated as the price / tangible book value as of the day of closing after accounting for all purchase accounting adjustments
(3) Based on fixed 3.55 exchange ratio and CRFN's 30-day VWAP of $4.47
(4) Comparable whole bank M&A transactions include those $25mm - $500mm in deal value between two public banks since July 2010 with public credit mark disclosures

Crescent Financial Bancshares, Inc. 6 VantageSouth Bank

Organic growth across has multiple drivers 7 Mortgage Origination De Novo Expansion in High-Growth Markets Commercial Banking SBA Lending ▪ Creating best-in-class SBA lending platform across NC, SC and VA ▪ #2 in North Carolina in SBA lending ($0.2 million behind Wells Fargo) ▪ Closed $48 million in 2012 ▪ Strong pipeline of C&I lending and growth in fee income ▪ $226 million of originations in 2012 off of legacy $432 million portfolio ▪ Opened branch in Fayetteville, NC in March 2012 ($30 million in loans and $13 million in deposits) ▪ Jacksonville branch to open in spring 2013 ▪ Charlotte branch to open in Q4 2013 ▪ Good cross-selling opportunities and fee income ▪ Adding originators and investing in the back office ▪ $172 million of originations in 2012 ▪ Applied to go directly to FHLMC to improve margin Agriculture Lending ▪ #2 in North Carolina agricultural banking with $61 million of exposure pro forma with ECB ▪ Dedicated team based in Columbia, NC, in the heart of North Carolina farm belt ▪ Targeting top 4-6 builders in 6 best NC & SC markets ▪ Expected to generate annual NIBT of $2 million after 12 month ramp-up Builder Finance

Organic growth supported by superior markets 8 Charlotte Raleigh/Durham Winston-Salem Greenville Richmond PROJECTED POPULATION GROWTH 3.4%12.3%8.8% 2011-2016 US 2011-2016 Raleigh MSA 2011-2016 Charlotte MSA Sources: Relocation data from Site Selection magazine; all other data from US Census Bureau Wilmington ▪ Our target footprint centers around the I-85 growth corridor, identified by demographers as a key US “mega-region” for the next 40 years • Over 3 million people to be added in NC by 2030; over 1 million in VA • North Carolina is the 10 th largest state; projected to be 7 th largest by 2030 • 14 Fortune 500 companies are headquartered in North Carolina • NC is the #1 state for corporate relocations and has been for 8 of the past 9 years • Raleigh-Cary is the 5 th fastest growing metro area in the US » Driven by education, technology, healthcare and government • Two cities in the Raleigh-Cary MSA --the heart of our footprint --are among the 10 fastest-growing in the US (Cary #9, Raleigh #10)

Quarterly 2012 results

2012 Business Highlights

- Focused the first half of 2012 improving the existing franchise and the second half executing on the new business model
- Revenue growth and mix are a strength of the franchise
  - Annualized net loan growth in the last six months of 2012 was 19 percent
  - $162 million in loan originations in the second half of 2012 (Q4 loan originations of $88 million)
  - NIM of 4.38%
- Spent $3.5 million in 2012 to position the platform for growth:
  - Simplified the organization structure (buyout of minority interest at VantageSouth)
  - Converted all three banks onto one scalable system
  - Consolidated brands under VantageSouth
  - Announced strategic acquisition of ECB
- Opportunity to:
  - Grow low-cost deposits within business model
  - Continue to reduce cost of funds
  - Reduce fixed costs; leverage ECB to spread costs over larger platform

Financial Highlights

($ in thousands, except per share)	As of or for the three-month period ended,			
Income Statement	**12/31/12**	**9/30/12**	**6/30/12**	**3/31/12***
Net interest income	$10,175	$10,265	$10,033	$10,449
Noninterest income	4,133	3,332	2,390	2,129
Provision expense	1,167	1,077	2,046	1,063
Noninterest expense	14,354	11,140	10,298	10,653
Net income (loss)	2,113	(1,034)	338	588
Net income to common (loss)	1,745	918	(29)	222
Diluted EPS	$0.05	$0.03	($0.00)	$0.01
Balance Sheet				
Total assets	$1,085,225	$1,054,069	$1,067,829	$1,083,108
Net loans	759,418	735,882	693,829	702,654
Total deposits	873,222	852,989	866,610	876,499
Total equity	173,940	171,511	169,881	171,199
Common equity	149,283	146,910	145,337	146,710
Asset Quality				
NPLs / total loans	2.43%	2.80%	3.70%	3.90%
NPAs / assets	1.71%	1.97%	2.41%	2.54%
Annualized NCOs / avg. loans	0.17%	0.44%	0.35%	0.45%
Capitalization				
TCE / TA	11.42%	11.52%	11.21%	11.17%
Tangible book value per share	$3.37	$3.31	$3.26	$3.29

Source: SNL Financial and Company reports
*Combined successor Company (for period of Feb. 1 to Mar. 31) and predecessor Company (for period of Jan. 1 to Jan. 31)

CRESCENT FINANCIAL BANCSHARES, INC.
9
VantageSouth BANK

2.08 1.98 1.82 1.49 0.82 0.80 0.73 0.72 5.00 5.04 5.11 4.67 5.22 5.07 5.18 5.05 2.96 3.10 3.31 3.21 4.44 4.30 4.49 4.37 3.67 3.56 3.76 3.74 0.00 1.50 3.00 4.50 6.00 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Cost of Funds Yield on Earning Assets NIM NIM (Ex. Prch. Acctg.) 74.5% 73.4% 72.5% 78.5% 75.3% 75.8% 80.7% 82.0% 18.5% 19.9% 21.8% 18.0% 17.9% 18.7% 16.6% 14.4% 5.2% 4.0% 2.9% 2.6% 6.3% 4.8% 2.2% 2.8% Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Loans Securities Fed Funds Bank Deposits Net interest margin strength 10 ▪ Net interest margin driven by: • Shift in earning asset mix • Shift in funding mix (wholesale vs. customer) • Increase in the percentage of low cost, core deposits with disciplined deposit pricing • Impact of fair value accounting ▪ CRFN sees opportunity to mitigate NIM compression by: • Lowering cost of funds • Expanding higher-yielding builder finance business Yield, Cost and Net Interest Margin Trends (%) Earning Assets ($mm) Source: SNL Financial and Company documents $1,104 $1,096 $1,086 $944 $942 $929 $926 $951

$408 $389 $355 $381 $581 $518 $423 $533 $501 $512 $521 $511 $543 $557 $523 $508 $189 $290 $524 $607 $721 $770 $1,127 $771 $51 $92 $572 $776 $1,718 0 750 1,500 2,250 3,000 3,750 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Other Service Charges Mortgage Income SBA Lending Noninterest income growth from diverse sources 11 Noninterest Income Composition* ($000) Noninterest Income* / Operating Revenue (%) Source: SNL Financial and Company documents *Excludes realized securities gains and losses ▪ 2012 noninterest income growth fueled by mortgage fees and SBA loan sales • Supported by consistent service charge and other noninterest income ▪ Future noninterest income expected to come from multiple sources • Mortgage fees • SBA loan sales • Treasury management fees • ECB’s merchant services business • Service charges and other 13.8 14.1 15.4 17.0 15.6 19.4 21.7 25.8 5.0 10.0 15.0 20.0 25.0 30.0 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12

12.01 11.92 11.69 15.27 16.17 15.61 15.20 14.96 7.57 7.52 7.24 10.19 12.18 12.11 12.21 11.45 3.00 6.00 9.00 12.00 15.00 18.00 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Risk-based Capital Ratio Leverage Ratio Conservative balance sheet construction 12 ▪ Funding mix improved by deleveraging and driving core funding ▪ Loan mix being reshaped by focused lending strategy ▪ Asset quality improvement from dispassionate problem asset resolution TCE / TA (%) Regulatory Capital Ratios (%) Source: SNL Financial and Company documents 5.60 5.77 5.73 10.99 11.17 11.21 11.52 11.42 0.00 3.00 6.00 9.00 12.00 15.00 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12

Funding mix improved by rebalancing and driving core funding

- Increased core deposits (total deposits less all time deposits) from $442 million at Q1 2011 to $521 million at Q4 2012
- Reduced FHLB from $150 million in Q1 2011 to $15 million in Q4 2012
- Brokered CDs down from $172 million in Q1 2011 to $82 million in Q4 2012
- Quarterly cost of funds of 0.72% in Q4 2012, down from 2.08% in Q1 2011

Funding Improvement ($mm)



$1,064
$1,062
$1,045
$894
$893
$879
$865
$888
14.1%
14.1%
14.4%
0.9%
1.9%
1.4%
1.4%
1.7%
44.4%
43.7%
42.0%
45.6%
43.7%
42.3%
41.6%
39.6%
41.5%
42.2%
43.6%
53.5%
54.4%
56.3%
57.0%
58.7%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Core Deposits*
Noncore Deposits
FHLB

Funding Balances

Type	Balance ($000)	% of Total	MRQ Cost Incl. PA	MRQ Cost Excl. PA
Noninterest Demand	$71,613	8.1%	0.00%	0.00%
Interest Bearing Demand	188,843	21.3%	0.30%	0.30%
Money Market & Savings	260,966	29.4%	0.54%	0.54%
Retail Time	215,463	24.3%	0.86%	1.71%
Wholesale Time	136,337	15.3%	1.05%	1.44%
FHLB	15,000	1.7%	0.76%	0.92%
Total	**$888,222**	**100.0%**	**0.61%**	**0.87%**

Funding Composition



1.7%
8.1%
15.3%
21.3%
24.3%
29.4%
Noninterest Demand
Interest Bearing Demand
Money Market & Savings
Retail Time
Wholesale Time
FHLB

Source: SNL Financial and Company documents
* Core deposits defined as total deposits less all time deposits

CRESCENT FINANCIAL BANCSHARES, INC.
13
VantageSouth BANK

32.1% 41.5% 26.4% C&I CRE Other Loan portfolio being reshaped by focused lending strategy 14 50.1% 48.0% 46.9% 45.1% 42.3% 41.5% 28.3% 29.7% 31.3% 32.2% 35.3% 32.1% 21.6% 22.4% 21.7% 22.8% 22.2% 26.4% Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 CRE C&I Other Loan Balances Loan Composition Loan Composition Over Time* ($mm) $740 $709 $704 $747 $780 $788 Source: SNL Financial * CRE includes non-owner-occupied CRE, Multifamily and C&D loans; C&I includes commercial loans and owner-occupied CRE; Other includes residential mortgage, HELOC, and other consumer loans ▪ Long-term target loan portfolio is approximately evenly weighted between C&I, CRE, and consumer/other ▪ Taking advantage of momentum and market disruption to assemble deep and talented team of bankers • Many are still building their portfolios since joining the Bank Balance % of Type ($000) Total Commercial Real Estate: $323,720 41.5% CRE - Non-Owner-Occupied 214,719 27.5% C&D 79,915 10.2% Multifamily 29,086 3.7% Commercial & Industrial: $250,554 32.1% C&I 100,983 12.9% CRE - Owner-Occupied 149,571 19.2% Other: $205,581 26.4% Residential Mortgage 136,419 17.5% HELOC 63,145 8.1% Other 6,017 0.8% Total $779,855 100.0%

Strong coverage ratios driven by low NPAs

NPAs / Assets (%)


9.00
7.50
6.00
4.50
3.00
1.50
0.00
6.93
6.32
7.01
3.44
2.54
2.41
1.97
1.71
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

Loan Loss Reserves / Gross Loans* (%)


7.50
6.50
5.50
4.50
3.50
2.50
1.50
3.29
3.46
3.52
6.30
2.77
3.10
2.86
2.70
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

Texas Ratio (%)


120.0
100.0
80.0
60.0
40.0
20.0
0.0
93.7
88.6
98.3
34.1
18.2
15.8
14.8
12.5
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

NCOs / Avg. Loans (%)


3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.54
2.61
2.66
1.51
0.45
0.35
0.44
0.17
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

Source: SNL Financial
* ALLL includes unused portion loan credit mark from CRFN transaction

CRESCENT FINANCIAL BANCSHARES, INC.
15
VantageSouth BANK

58 $12.4 8 $5.8 1 $1.1 2 $13.4 <$0.5.bn $0.5.bn - $1.0bn$1.0bn - $2.5bn$2.5bn - $5.0bn >$5.0bn 60 $12.2 20 $13.2 10 $12.6 7 $24.4 1 $313.0 <$0.5.bn $0.5.bn - $1.0bn$1.0bn - $2.5bn $2.5bn - $5.0bn >$5.0bn 53 $9.5 13 $9.6 9 $16.1 2 $6.3 3 $2,417.2 <$0.5.bn $0.5.bn - $1.0bn$1.0bn - $2.5bn $2.5bn - $5.0bn >$5.0bn Franchise growth opportunity 16 ▪ Strategic M&A • There are many potential targets for our acquisition strategy - Whole bank acquisitions - Branch acquisitions - FDIC-assisted acquisitions • Few regional community banks with assets between $2.5 billion and $5.0 billion North Carolina South Carolina Virginia Source: SNL Financial Number of Banks Assets ($bn) Charlotte Raleigh/Durham Winston-Salem Greenville Richmond Wilmington

Pending ECB acquisition is compelling 17 Strategic Rationale Financially Compelling Low Risk Integration » Creates the largest community bank in eastern North Carolina ▪ Leverages management’s extensive experience in the region » Doubles North Carolina deposit market share » 92 year old franchise represents strong core funding base » Strategic and cultural alignment ▪ Ability to leverage CRFN’s SBA and mortgage platforms and ECB’s merchant and agricultural lending platforms across larger footprint » Accretive to tangible book value per share » Immediately and meaningfully accretive to core EPS » Utilization of excess capital ▪ Exceeds 20% IRR with no anticipated need for additional capital » Proven integrators with track record of successful acquisitions ▪ Systems conversion scheduled in Q2 2013 » Conservative credit markand cost savings assumptions ▪ Modeled approximately 25% cost savings phased in over 2 years ▪ $41 million credit marks is 30% above 3 rd party review for life of loan losses » Intent is to de-leverage balance sheet to improve operating metrics

Overview of ECB transaction terms

Acquiror:	Crescent Financial Bancshares, Inc. (NASDAQ: CRFN)
Target:	ECB Bancorp, Inc. (NYSE AMEX: ECBE)
Consideration:	100% Stock ($15.87 per ECBE share), tax-free exchange
Fixed Exchange Ratio:	3.55 shares of CRFN for each common share of ECBE
Transaction Value(1):	$46.1 million
Price / Tangible Book Value(2):	70.9%
TARP CPP Preferred:	$17.9 million assumed at par value
Capital Raise:	No anticipated need for additional capital
Management:	A. Dwight Utz will join CRFN as President and become Board Chairman of VantageSouth Bank
Board Representation:	3 ECBE Directors to join the CRFN Board and 3 ECBE Directors to join the VantageSouth Bank Board
Required Approvals:	Regulatory state approval obtained, CRFN shareholder vote March 7th & ECBE shareholder vote March 20th
Expected Closing:	1st half of 2013

(1) Based on CRFN 30-day VWAP of $4.47
(2) Based on ECBE's tangible book value per share of $22.63, inclusive of 55,000 restricted shares issued on 9/12/2012

CRESCENT FINANCIAL BANCSHARES, INC.
18
VantageSouth BANK

50.0% 100.0% 150.0% 200.0% 250.0% 300.0% Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 P r i c e C h a n g e CRFN KBW Regional Bank S&P 500 NASDAQ Bank CRFN remains attractively priced compared to peers 19 Price / Tangible Book (x) Source: SNL Financial High performing peers includes 16 banks with assets between $1.0bn and $5.0bn located in the Mid-Atlantic and Southeast with TCE/ TA > 7.00%, Core ROAA > 0.90% and NPA / Assets < 4.00% Private equity backed peers includes 7 banks with prominent private equity ownership Price Performance Since January 1, 2011 92.4% 20.2% 8.8% 10.7%

Peer benchmarking 20 Net Interest Margin TCE / TA NPLs / Loans Cost of Funds Total Capital Ratio ROAA Tier 1 Leverage Ratio TexasRatio Source: SNL Financial; data as of or for the most recent quarter available Comparable acquirorsinclude BNCN, CBF, FCBC, FBNC, PSTB and SCBT; comparable size peers include AMNB, BNCN, FOFN, PEBK, FNSE, HPTB, FSBK, PSTB, NBBC, and YAVY; banking competitors include BBT, FCNCA, PSTB, PNC, NBBC and BNCN Net Charge-offs / Avg. Loans 0.72% 0.65% 0.75% 0.45% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 4.37% 4.30% 3.76% 3.97% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 0.79% 0.41% 0.46% 0.85% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 11.49% 10.07% 10.98% 9.67% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 14.76% 16.63% 16.50% 15.59% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 11.42% 8.17% 9.02% 7.64% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 2.43% 3.68% 4.53% 3.53% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 12.5% 24.8% 34.5% 21.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors 0.17% 0.48% 1.55% 0.85% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% CRFN/VSB Comparable Acquirors Comparable Size Peers Banking Competitors

2013 priorities 21 ▪ Execute on ECB transaction including closing, conversion, cost saves and revenue growth ▪ Continue ramp-up of SBA, mortgage and Builder Finance growth initiative ▪ Continue C&I/CRE organic growth trajectory including Jacksonville and Charlotte de novos ▪ Complete key IT strategic initiatives including mobile banking and loan origination ▪ Look for other strategic growth opportunities

Investment highlights 22 ▪ Deep senior management team with extensive local experience • Average experience of more than 25 years • Long-term relationships and experience in key markets • Proven ability to execute organic, acquisition and strategic growth initiatives at both CRFN and prior institutions ▪ Proven ability to price acquisition opportunities accurately and to integrate acquisitions effectively • Acquired 3 banks since 2010, with merger with ECB Bancorp, Inc. pending • Substantially reduced classified asset ratio in acquired companies • Significantly improved key performance metrics including cost of deposits, NIM, efficiency ratio, capital and ROAA ▪ Significant organic growth opportunities across a balanced geographic footprint generated strong Q4 results • Growing core deposit franchise with focus on low-cost deposits and significant market share in several markets • Strong presence, with no legacy asset issues, in high-growth markets enabling strong generation of high-quality earning assets • Significant growth in SBA and mortgage business lending with opportunity to continue to expand these fee generating business lines • Pending ECB acquisition will create the largest community bank in Eastern NC and strengthen the core funding base ▪ Conservative balance sheet construction ▪ Large group of potential acquisition targets • More than60banks of target size in desired markets ▪ Direct and indirect insider ownership and strong shareholder returns • Direct and indirect ownership of approximately 50% pro forma following the pending ECB acquisition • CRFN stock has outperformed all indices since January 1, 2011

Additional information about the merger and where to find it In connection with the proposed merger of ECB Bancorp, Inc. and Crescent Financial Bancshares, Inc., CRFN has filed on January 31, 2013 with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that contains a joint proxy statement/prospectus of CRFN and ECBE. The companies have filed with the SEC other relevant materials in connection with the proposed merger, and have mailed the joint proxy statement/prospectus to their respective shareholders. SHAREHOLDERS OF BOTH CRFN AND ECBE ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING CRFN, ECBE AND THE PROPOSED MERGER. You can obtain a free copy of the Registration Statement, as well as other filings containing information about Crescent Financial Bancshares, Inc., at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either Crescent Financial Bancshares, Inc., 3600 Glenwood Avenue, Suite 300, Raleigh, NC 27612, Attention: Terry Earley, Executive Vice President and Chief Financial Officer, or ECB Bancorp, Inc., Post Office Box 337, Engelhard, NC 27824, Attention: Tom Crowder, Chief Financial Officer. CRFN, ECBE and their respective directors and executive officers may be deemed “participants” in the solicitation of proxies from shareholders of CRFN and ECBE in favor of the merger. Information about the directors and executive officers of each of ECBE and CRFN is set forth in the joint proxy statement/prospectus on Form S-4 filed with the SEC by CRFN on January 31, 2013. This information is available at the SEC’s internet site (http://www.sec.gov) and from each of ECB Bancorp, Inc. and Crescent Financial Bancshares, Inc. at the respective addresses set forth in the preceding paragraph. 23